PACE Select

Prospectus &
SAI Supplement

PACE® Select Advisors Trust

PACE® Large Co Value Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated March 31, 2014, as supplemented

June 24, 2014

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory agreements for PACE Large Co Value Equity Investments (the "fund"), a series of PACE® Select Advisors Trust (the "Trust").

At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees approved a new sub-advisory agreement between UBS Global AM and Robeco Investment Management, Inc. ("Robeco"), an existing investment advisor of the fund. In connection with the new sub-advisory agreement, Robeco will change its investment strategy from a "long-only" strategy to a "long/short" or "130/30" strategy. This will permit Robeco to engage in short sales of securities that the fund does not own. Robeco will also be permitted to invest the proceeds from the short sales in additional securities, which may increase leverage to the fund and increase the fund's return and loss potential. Robeco is expected to implement the new strategy on or about June 24, 2014. These changes are described in greater detail below.

Effective on or about June 24, 2014, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Fees and expenses of the fund" on page 33 of the Multi-Class Prospectus is revised by replacing the "Annual fund operating expenses" table in its entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.50	0.54	0.51
Miscellaneous expenses (includes administration fee of 0.10%)	0.26	0.30	0.27
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.24	0.24	0.24
Total annual fund operating expenses	1.40	2.19	1.16

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The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Example" on page 33 of the Multi-Class Prospectus is revised by replacing the table in its entirety with the following:

	1 year	3 years	5 years	10 years
Class A	$685	$969	$1,274	$2,137
Class C (assuming sale of all shares at end of period)	322	685	1,175	2,524
Class C (assuming no sale of shares)	222	685	1,175	2,524
Class Y	118	368	638	1,409

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Fees and expenses of the fund" on page 32 of the Class P Prospectus is revised by replacing the "Annual fund operating expenses" table in its entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Distribution and/or service (12b-1) fees	None
Other expenses	0.50
Miscellaneous expenses (includes administration fee of 0.10%)	0.26
Dividend expense, borrowing costs and related interest expense attributable to securities sold short	0.24
Total annual fund operating expenses	1.15

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Example" on page 32 of the Class P Prospectus is revised by replacing the table in its entirety with the following:

1 year	3 years	5 years	10 years
$367	$1,117	$1,888	$3,906

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 34 of the Multi-Class Prospectus and page 33 of the Class P Prospectus is revised by replacing the fourth and fifth paragraphs of that section with the following:

Each of Robeco and Los Angeles Capital employ a "long/short" or "130/30" equity strategy. Robeco and Los Angeles Capital buy securities "long" that they believe will outperform the market or decrease portfolio risk, and sell securities "short" that they believe will underperform the market. When Robeco or Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Robeco or Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".)

Robeco, with respect to its long positions, invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. Robeco, with respect to its short positions, invests in common stocks of issuers identified as having unattractive value characteristics, weak business

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fundamentals or negative business momentum. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; return on invested capital; and business momentum, as evidenced by improving or declining trends, rising or declining earnings and/or a catalyst for a positive or negative business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco establishes a sell or short sell discipline for each security in the portfolio based on its target price, and may also sell or short sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark. While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. Los Angeles Capital closely monitors its short positions and borrowing costs.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 37 of the Multi-Class Prospectus and page 35 of the Class P Prospectus is revised by replacing the third bullet point of that section with the following:

•  Robeco—Martin P. MacDonnell, CFA, Managing Director, and Mark E. Donovan, CFA, Senior Managing Director, have been portfolio managers of the fund since June 24, 2014.

The section captioned "More information about the funds—PACE Large Co Value Equity Investments" and sub-headed "Management process" beginning on page 83 of the Multi-Class Prospectus and page 82 of the Class P Prospectus is revised by replacing the fifth and sixth paragraphs of that section with the following:

Each of Robeco and Los Angeles Capital employ a "long/short" or "130/30" equity strategy. Robeco and Los Angeles Capital buy securities "long" that they believe will outperform the market or decrease portfolio risk, and sell securities "short" that they believe will underperform the market. When Robeco or Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Robeco or Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30".)

In managing its segment of the fund's assets, Robeco, with respect to its long positions, invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. Robeco, with respect to its short positions, invests in common stocks of issuers identified as having unattractive value characteristics, weak business fundamentals or negative business momentum. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; return on invested capital; and

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business momentum, as evidenced by improving or declining trends, rising or declining earnings and/or a catalyst for a positive or negative business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco continuously studies trends in industries and companies, earnings power and growth. Robeco establishes a sell or short sell discipline for each security in the portfolio based on its target price, and may also sell or short sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

In managing its segment of the fund's assets, Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above the fund's benchmark, while attempting to control investment risk relative to the benchmark.

The section captioned "Management" and sub-headed "PACE Large Co Value Equity Investments" beginning on page 127 of the Multi-Class Prospectus and page 122 of the Class P Prospectus is revised by replacing the ninth paragraph of that section with the following:

Robeco uses a team approach in managing its portion of the fund's portfolio. The team is led by Martin P. MacDonnell, CFA, who is primarily responsible for the day-to-day management of Robeco's portion of the fund's portfolio. Mark E. Donovan, CFA, is the Co-head of the 130/30 large cap value equity team. Mr. MacDonnell is a Managing Director and Mr. Donovan is a Senior Managing Director and they have been the portfolio managers for the 130/30 large cap value equity team at Robeco since March 1, 2007.

The section captioned "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC, Robeco Investment Management, Inc. and Los Angeles Capital Management and Equity Research, Inc." and sub-captioned "Robeco Investment Management, Inc." beginning on page 161 of the SAI is revised by replacing the first sub-section of that section with the following:

Martin P. MacDonnell, CFA, Managing Director, and Mark E. Donovan, CFA, Senior Managing Director, are primarily responsible for the day-to-day management of Robeco's allocated portion of the fund's portfolio. The following tables provide information relating to other accounts managed by Messrs. MacDonnell and Donovan as of April 30, 2014:

Martin P. MacDonnell:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$823.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

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Mark E. Donovan:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	3	161
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$10,380.7	$5,825.9	$7,821.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$223.0

The section captioned "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC, Robeco Investment Management, Inc. and Los Angeles Capital Management and Equity Research, Inc." and sub-captioned "Robeco Investment Management, Inc." beginning on page 161 of the SAI is revised by replacing the last sub-section of that section with the following:

Ownership of fund shares. As of April 30, 2014, Messrs. MacDonnell and Donovan owned no shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Global Asset Management (Americas) Inc.